UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 14, 2022
(Earliest Event Date requiring this Report: January 13, 2022)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	I.R.S. Employer Identification No.)

431 Fairway Drive, Suite 200

Deerfield Beach, Florida 33441

(Address of principal executive offices)

(954) 570-8889, ext. 313

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 13, 2022, the Board of Directors (“Board”) of Capstone Companies, Inc. (“Company”) appointed George Wolf to serve as a non-executive director on the Board. Mr. Wolf will receive no compensation for services as a director, other than participation in any incentive compensation program or plan for non-executive directors.

There are no arrangements or understandings between Mr. Wolf and any other person, in each case, pursuant to which Mr. Wolf was appointed to serve on the Board. There are no family relationships between Mr. Wolf and any other director or any executive officer of the Company

The Company has an existing consulting agreement, dated July 1, 2015, and filed as Exhibit 10.17 to the Company’s Form 10-K Annual Report for the fiscal year ended December 31, 2017, with Mr. Wolf for the provision of sales strategy and product development and presentation consulting services. Effective September 1, 2020, through December 31, 2020, payment for fifty percent or $6,875 of the monthly consulting fee or approximately $27,500 for the effective period, was deferred until 2021. The agreement can be terminated upon 30 days' notice by either party. The Company may, in its sole discretion at any time convert Mr. Wolf to a full-time Executive status. The annual salary and term of employment would be equal to that outlined in the consulting agreement.

The appointment of Mr. Wolf as a director was posted on the Companies website at www.capstonecompaniesinc.com, a copy of the post is attached as exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Capstone Companies, Inc. Post announcing appointment of George Wolf as a director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chief Executive Officer

Dated: January 13, 2022

Exhibit No.	Exhibit Description

99.1	Capstone Companies, Inc. Post announcing appointment of George Wolf as a director.